May 30, 2007

Rate Collar Transaction

J.P. Morgan Alternative Loan Trust 2007-S1
Attn:  Martin Reed, Wells Fargo Bank, N.A.

Re: Interest Rate Transaction No: [ ]/[ ]

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the rate collar transaction (the "Interest Rate Transaction") entered into between JPMorgan Chase Bank, N.A. (the “Derivative Provider”) and Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Alternative Loan Trust 2007-S1 (the “Counterparty”) on May 30, 2007. This agreement constitutes a “Confirmation” as referred to in and supplements, forms part of, and is subject to, the ISDA Master Agreement between the parties hereto.

The particular Interest Rate Transaction to which this Confirmation relates is a Rate Collar Transaction, the terms of which are set forth below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The Interest Rate Transaction relates to the LIBOR Certificates issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2007 among JPMorgan Acceptance Corporation I, as Depositor (the “Depositor”), U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator (the “Pooling and Servicing Agreement”).

In consideration of the payment of the sum of USD $ [  ] (the "Premium") by J.P. Morgan Securities, Inc. on behalf of the trust to the Derivative Provider on May 30, 2007 and in consideration of the promise by the Derivative Provider to make payments to the Counterparty in accordance with Section 2 hereof, the parties hereto agree as follows

1.

Definitions

a.

“Ceiling Rate” means, with respect to any Calculation Period, the rate set forth as the “Ceiling Rate” on the attached Schedule I.

b.

“Floor Rate” means, with respect to any Calculation Period, the rate set forth as the “Strike Rate” on the attached Schedule I.

c.

"Business Day" means any day which is both a New York Business Day and a London Business Day.

d.

"Calculation Period" means, with respect to a Payment Date, the period, as set forth on the attached Schedule I, from and including the Calculation Period Start Date to but excluding the Calculation Period End Date, and including such Payment Date.

e.

"Designated Maturity" means 1 month(s).

f.

"Effective Date" means the first Calculation Period Start Date.

g.

"Floating Rate" means, with respect to a Payment Date, the rate determined by the Derivative Provider to be (i) the per annum rate for deposits in U.S. dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); (ii) if such rate does not appear on the Telerate Page 3750 Screen, the Floating Rate shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by the Derivative Provider from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date; or (iii) if fewer than two Reference Banks provide the Derivative Provider with such quotations, the Floating Rate shall be the rate per annum which the Derivative Provider determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by the Derivative Provider are quoting in the New York interbank market on the Reset Date of the Calculation Period of such Payment Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian Banks.

h.

"London Business Day" means any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

i.

"New York Business Day" means any day on which banks are not required or authorized by law to close in New York City.

j.

"Notional Principal Amount" means, with respect to any Calculation Period, the notional amount set forth in the attached Schedule I.

k.

"Payment Date" means the day that is two New York business days prior to each Calculation Period End Date, provided that if such Payment Date is not a Business Day, such Payment Date shall be the next preceding Business Day.

l.

"Reference Banks" means four major banks in the London interbank market selected by the Derivative Provider.

m.

"Reset Date" means the first day of each Calculation Period.

n.

"Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

o.

"Termination Date" means the last Calculation Period End Date.

2.

Payments

a.

The Derivative Provider agrees, subject to the payment to the Derivative Provider of the Premium, to pay to the Counterparty, on each Payment Date on which the related Floating Rate is determined to be greater than the Floor Rate and less than the Ceiling Rate, an amount equal to the product of (x) the amount by which the Floating Rate exceeds the Floor Rate with respect to the Calculation Period ending on or nearest such Payment Date, (y) the Notional Principal Amount and (z) the actual number of days in that Calculation Period divided by 360.

b.

All payments to the Derivative Provider shall be made as follows.

JPMORGAN CHASE BANK NA
JPMORGAN CHASE BANK NA
BIC: CHASUS33XXX
AC No: [ ]

c.

All payments to the Counterparty shall be made as follows:

Payments in USD
Agent Bank: Wells Fargo Bank, N.A.
ABA#: 121000248
Account No: 3970771416
For Credit To: SAS Clearing
FFC to: JPALT 2007-S1 Account No. [  ]
Beneficiary: U.S. Bank National Association

3.

Notices.  Any notices hereunder 1) shall be in writing and hand-delivered or sent by first-class mail, postage prepaid, return receipt requested, and shall be addressed to the intended recipient at its address set forth on the signature page hereof or at such other address as such party shall have last specified by notice to the other party and 2) shall be effective (a) if delivered by hand or sent by overnight courier, on the day it is delivered, unless delivery is made after the close of business or on a day that is not a Business Day, in which case such notice will be effective on the next Business Day, or (b) if sent by certified or registered mail or the equivalent (return receipt requested), three Business Days after dispatch.

All notices and queries to the Derivative Provider should be sent to:
JPMorgan Chase Bank, N.A. Client Service Group
Telephone:	(001) 3026344960
Facsimile:	(001) 8888033606
Please quote the JPMorgan deal number(s): [ ]/[ ]

All notices and queries to the Counterparty should be sent to:

Wells Fargo Bank, N.A.
9062 Old Annapolis Rd.
Columbia, MD 21045
Attention: Client Manager, JPALT 2007-S1

Telephone: (410) 884-2000

Fax: (410) 715-2380

4.

Governing Law.  This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.

Assignments.  Neither party shall have the right to assign its rights or obligations under this letter agreement without the prior written consent of the other party.

6.

Set-off; Counterclaim.  All payments under this letter agreement will be made without set-off or counterclaim, except that each party will have the right to set-off, counterclaim or withhold payment in respect of any default by the other party under this letter agreement.

7.

Each Party’s Reliance on its Own Judgment.  Each party has entered into this Rate Collar Transaction solely in reliance on its own judgment.  The Counterparty was directed to enter into the Rate Collar Transaction and is acting not in its individual capacity but solely as Securities Administrator.  Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction.  In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction.  Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

8.

Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this letter agreement or the Rate Collar Transaction.

9.

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Rate Collar Transaction is executed and delivered by the Counterparty, not in its individual capacity but solely as Securities Administrator of the trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made by the Counterparty is made and intended for the purpose of binding only the trust (c) nothing herein shall be construed as creating any liability on the Counterparty, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the trust under this Rate Collar Transaction.

10.

Reporting.  Counterparty agrees to deliver, upon written request by the Derivative Provider, or with respect to any particular type of report or other document as to which the Derivative Provider has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by the Counterparty, any report or other document required to be delivered by or to the Counterparty under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Counterparty to the Derivative Provider thereunder.

11.

Written confirmation.  No later than each Reset Date, the Derivative Provider agrees to deliver to the Counterparty a written confirmation containing the results of the Calculations performed on each Reset Date and the amount which is to be paid to the Counterparty on the next Payment Date.

12.

Compliance with Regulation AB.

(i)

If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Certificates, in the reasonable determination made in good faith of Depositor  the aggregate “significance percentage” (as defined in Regulation AB (“Regulation AB”) under the Securities Act of 1933, as amended, and the Exchange Act) of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 10% but less than 20%, the Derivative Provider shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(1) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the “Item 1115(b)(1) Information”). Any such Item 1115(b)(1) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR).

(ii)

If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Exchange Act with respect to the Certificates, in the reasonable determination made in good faith of the Depositor, the aggregate “significance percentage” of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 20%, the Derivative Provider shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(2) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the “Item 1115(b)(2) Information”, and together with the Item 1115(b)(1) Information, the “Additional Information”). Any such Item 1115(b)(2) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such Item 1115(b)(2) Information shall be accompanied by any necessary auditor’s consents.

(iii)

If the Derivative Provider is unable to provide any such Additional Information if, as and when required, the Derivative Provider shall, at its option, within ten (10) Business Days following request therefor, (1) promptly post collateral satisfactory to the Depositor in an amount which is reasonably determined in good faith to be sufficient to reduce the aggregate “significance percentage” to (x) in the case of subparagraph (A) above, below 10%, and (y) in the case of subparagraph (B) above, provided the Derivative Provider is able to meet the requirements of subparagraph (A) above, below 20%, in each case pursuant to a credit support annex or similar agreement reasonably satisfactory to the Depositor, or (2) at the sole expense of the Derivative Provider, without any expense or liability to the Counterparty, transfer or assign its obligations under this Agreement to a substitute counterparty reasonably acceptable to the Counterparty and subject to the satisfaction of the rating agency conditions that (x) is able to provide such Additional Information if, as and when required, and (y) enters into an agreement similar in form to this Agreement pursuant to which such substitute counterparty agrees to provide the Additional Information if, as and when required.

(iv)

The Derivative Provider’s obligation to provide any such Additional Information shall terminate beginning in any such year in which the Counterparty’s obligation to file periodic reports under the Exchange Act has terminated.

JPMorgan Chase Bank, N.A.

/s/ Jack Cunha

Name:	Jack Cunha

Title:	Associate

J.P. Morgan Alternative Loan Trust 2007-S1

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator for JPALT 2007-S1

Name: Martin Reed

Title: Vice President

Address for Notices:

Attn:  Client Manager/JPALT 2007-S1

9062 Old Annapolis Road

Columbia, MD 21045-1591

/s/ Martin Reed

Name:	Martin Reed

Title:	Associate

Schedule I

Calculation Period Start Date	Calculation Period End Date	Notional	Strike (%)	Ceiling (%)
06/25/2007	07/25/2007	331,085,347.79	6.469	11.50%
07/25/2007	08/25/2007	326,090,427.66	6.250	11.50%
08/25/2007	09/25/2007	320,770,293.83	6.250	11.50%
09/25/2007	10/25/2007	315,148,411.71	6.468	11.50%
10/25/2007	11/25/2007	309,248,964.41	6.248	11.50%
11/25/2007	12/25/2007	303,103,375.41	6.467	11.50%
12/25/2007	01/25/2008	296,731,896.05	6.247	11.50%
01/25/2008	02/25/2008	290,164,235.33	6.246	11.50%
02/25/2008	03/25/2008	283,454,154.93	6.699	11.50%
03/25/2008	04/25/2008	276,692,487.99	6.245	11.50%
04/25/2008	05/25/2008	269,962,733.92	6.463	11.50%
05/25/2008	06/25/2008	263,390,189.03	6.243	11.50%
06/25/2008	07/25/2008	256,975,654.38	6.461	11.50%
07/25/2008	08/25/2008	250,715,345.53	6.241	11.50%
08/25/2008	09/25/2008	244,605,568.39	6.240	11.50%
09/25/2008	10/25/2008	238,642,717.13	6.458	11.50%
10/25/2008	11/25/2008	232,823,272.05	6.238	11.50%
11/25/2008	12/25/2008	227,143,797.53	6.456	11.50%
12/25/2008	01/25/2009	221,600,940.01	6.236	11.50%
01/25/2009	02/25/2009	216,191,426.07	6.235	11.50%
02/25/2009	03/25/2009	210,912,060.47	6.937	11.50%
03/25/2009	04/25/2009	205,759,868.11	6.233	11.50%
04/25/2009	05/25/2009	200,731,654.96	6.450	11.50%
05/25/2009	06/25/2009	195,824,449.57	6.230	11.50%
06/25/2009	07/25/2009	191,035,351.54	6.447	11.50%
07/25/2009	08/25/2009	186,361,529.75	6.228	11.50%
08/25/2009	09/25/2009	181,800,220.75	6.225	11.50%
09/25/2009	10/25/2009	177,348,727.14	6.443	11.50%
10/25/2009	11/25/2009	173,004,416.00	6.223	11.50%
11/25/2009	12/25/2009	168,764,717.33	6.440	11.50%
12/25/2009	01/25/2010	164,627,122.57	6.220	11.50%
01/25/2010	02/25/2010	160,589,183.13	6.218	11.50%
02/25/2010	03/25/2010	156,648,508.96	6.921	11.50%
03/25/2010	04/25/2010	152,802,767.14	6.215	11.50%
04/25/2010	05/25/2010	149,049,680.56	6.432	11.50%
05/25/2010	06/25/2010	145,387,026.51	6.212	11.50%
06/25/2010	07/25/2010	142,113,174.61	6.439	11.50%
07/25/2010	08/25/2010	138,662,158.14	6.221	11.50%
08/25/2010	09/25/2010	135,257,990.81	6.221	11.50%
09/25/2010	10/25/2010	131,935,884.26	6.441	11.50%
10/25/2010	11/25/2010	128,693,869.17	6.222	11.50%
11/25/2010	12/25/2010	125,530,023.34	6.442	11.50%
12/25/2010	01/25/2011	122,442,470.52	6.223	11.50%
01/25/2011	02/25/2011	119,429,379.38	6.224	11.50%
02/25/2011	03/25/2011	116,488,962.38	6.927	11.50%
03/25/2011	04/25/2011	113,619,474.76	6.225	11.50%
04/25/2011	05/25/2011	110,819,213.48	6.444	11.50%
05/25/2011	06/25/2011	108,086,441.19	6.226	11.50%
06/25/2011	07/25/2011	105,419,613.53	6.445	11.50%
07/25/2011	08/25/2011	102,817,146.75	6.226	11.50%
08/25/2011	09/25/2011	100,277,494.99	6.227	11.50%
09/25/2011	10/25/2011	97,799,149.40	6.447	11.50%
10/25/2011	11/25/2011	95,379,417.82	6.229	11.50%
11/25/2011	12/25/2011	93,018,133.26	6.448	11.50%
12/25/2011	01/25/2012	90,713,891.01	6.230	11.50%
01/25/2012	02/25/2012	88,465,055.93	6.231	11.50%
02/25/2012	03/25/2012	86,268,988.66	6.685	11.50%
03/25/2012	04/25/2012	84,123,420.89	6.232	11.50%
04/25/2012	05/25/2012	82,026,694.73	6.452	11.50%
05/25/2012	06/25/2012	79,980,786.42	6.234	11.50%
06/25/2012	07/25/2012	77,984,471.49	6.454	11.50%
07/25/2012	08/25/2012	76,036,554.85	6.236	11.50%
08/25/2012	09/25/2012	74,135,870.10	6.237	11.50%
09/25/2012	10/25/2012	72,281,278.82	6.457	11.50%
10/25/2012	11/25/2012	70,471,669.89	6.239	11.50%
11/25/2012	12/25/2012	68,705,958.88	6.459	11.50%
12/25/2012	01/25/2013	66,983,087.39	6.241	11.50%
01/25/2013	02/25/2013	65,302,022.41	6.242	11.50%
02/25/2013	03/25/2013	63,661,755.72	6.947	11.50%
03/25/2013	04/25/2013	62,061,303.34	6.244	11.50%
04/25/2013	05/25/2013	60,499,704.88	6.464	11.50%
05/25/2013	06/25/2013	58,976,023.02	6.246	11.50%
06/25/2013	07/25/2013	57,489,342.96	6.467	11.50%
07/25/2013	08/25/2013	56,038,771.86	6.249	11.50%
08/25/2013	09/25/2013	54,623,438.32	6.249	11.50%
09/25/2013	10/25/2013	53,242,491.87	6.469	11.50%
10/25/2013	11/25/2013	51,895,102.48	6.251	11.50%
11/25/2013	12/25/2013	50,580,460.04	6.471	11.50%
12/25/2013	01/25/2014	49,297,773.94	6.252	11.50%
01/25/2014	02/25/2014	48,046,272.52	6.254	11.50%
02/25/2014	03/25/2014	46,825,202.70	6.958	11.50%
03/25/2014	04/25/2014	45,633,829.47	6.256	11.50%
04/25/2014	05/25/2014	44,471,462.06	6.475	11.50%
05/25/2014	06/25/2014	43,337,372.72	6.258	11.50%
06/25/2014	07/25/2014	42,230,878.22	6.478	11.50%
07/25/2014	08/25/2014	41,151,311.77	6.260	11.50%
08/25/2014	09/25/2014	40,098,022.59	6.261	11.50%
09/25/2014	10/25/2014	39,070,375.56	6.481	11.50%
10/25/2014	11/25/2014	38,067,750.83	6.263	11.50%
11/25/2014	12/25/2014	37,089,543.46	6.483	11.50%
12/25/2014	01/25/2015	36,135,163.05	6.264	11.50%
01/25/2015	02/25/2015	35,203,399.66	6.265	11.50%
02/25/2015	03/25/2015	34,294,351.70	6.969	11.50%
03/25/2015	04/25/2015	33,407,469.50	6.267	11.50%
04/25/2015	05/25/2015	32,542,216.64	6.487	11.50%
05/25/2015	06/25/2015	0.00	N/A	N/A